Public Service Enterprise Group PSEG Earnings Conference Call 4 th Quarter & Full Year 2019 February 26, 2020 EXHIBIT 99.1

Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,”
“should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-
looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to:
•
fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units;
•
our ability to obtain adequate fuel supply;
•
market risks impacting the operation of our generating stations;
•
increases in competition in wholesale energy and capacity markets;
•
changes in technology related to energy generation, distribution and consumption and customer usage patterns;
•
economic downturns;
•
third-party credit risk relating to our sale of generation output and purchase of fuel;
•
adverse performance of our nuclear decommissioning and defined benefit plan trust fund investments and changes in funding requirements;
•
the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments;
•
PSE&G’s proposed investment programs may not be fully approved by regulators and its capital investment may be lower than planned;
•
the impact on our New Jersey nuclear plants if such plants are not awarded Zero Emission Certificates (ZEC) in future periods, there is an adverse change in the amount of future ZEC payments, the ZEC program is overturned or modified through legal proceedings or if adverse changes are made to the capacity market construct;
•
adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning;
•
the impact of state and federal actions aimed at combating climate change on our natural gas assets;
•
risks associated with our ownership and operation of nuclear facilities, including regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks;
•
changes in federal and state environmental regulations and enforcement;
•
delays in receipt of, or an inability to receive, necessary licenses and permits;
•
the impact of any future rate proceedings;
•
adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry;
•
changes in tax laws and regulations;
•
the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends;
•
lack of growth or slower growth in the number of customers or changes in customer demand;
•
any inability of PSEG Power to meet its commitments under forward sale obligations;
•
reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity;
•
any inability to successfully develop, obtain regulatory approval for, or construct generation, transmission and distribution projects;
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers;
•
our inability to exercise control over the operations of generation facilities in which we do not maintain a controlling interest;
•
any inability to recover the carrying amount of our long-lived assets and leveraged leases;
•
any inability to maintain sufficient liquidity;
•
any inability to realize anticipated tax benefits or retain tax credits;
•
challenges associated with recruitment and/or retention of key executives and a qualified workforce;
•
the impact of our covenants in our debt instruments on our operations; and
•
the impact of acts of terrorism, cybersecurity attacks or intrusions.
All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended.
Forward-Looking Statements

PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in
addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).
Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating
Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM)
accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating
Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears.
Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP
Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted
EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income/(Loss), which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-
GAAP Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies.
Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility.
GAAP Disclaimer
These materials and other financial releases can be found on the PSEG website at https://investor.pseg.com. From time to time, PSEG, PSE&G and PSEG Power release important information via postings on their corporate website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the corporate website to review new postings. The “Email Alerts” link at https://investor.pseg.com may be used to enroll to receive automatic email alerts
regarding new postings.

PSEG 2019 Q4 and Full Year Review Ralph Izzo Chairman, President and Chief Executive Officer

PSEG Q4 and Full Year 2019
Fourth Quarter and Full Year Highlights
Net Income per share of $0.86 in Q4 2019 vs. $0.39 in Q4 2018;
Full year Net Income per share of $3.33 in 2019 vs. $2.83 in 2018
Non-GAAP Operating Earnings* per share of $0.64 in Q4 2019 vs. $0.56 in Q4 2018;
Full year, non-GAAP Operating Earnings* per share of $3.28 in 2019 vs. $3.12 in 2018
PSE&G results benefited from ongoing investment in utility infrastructure and rate relief
PSEG Power results impacted by lower capacity revenues partly offset by
Zero Emission Certificate (ZEC) revenues and cost control
Operational Excellence
PSE&G
named
most
reliable
electric
utility
in
the
Mid-Atlantic
region
for
the
18
year
in
a
row
Disciplined Capital Investment
PSEG invested $3.1 billion in 2019: $2.7 billion at PSE&G covering completion of both Energy Strong
(ES) and Gas System Modernization Program (GSMP), and beginning of the second phase of both programs
NJ
Board
of
Public
Utilities
(NJBPU)
approved
extension
of
the
Clean
Energy
Future
(CEF)
–
Energy
Efficiency (EE) procedural schedule through September 2020 and the extension of several existing programs in the amount of $111 million
NJBPU lifted statewide moratorium on Advanced Metering Infrastructure (AMI)
NJBPU
Staff
proposed
procedural
schedules
for
$600 million CEF
–
Energy
Cloud
(EC/AMI),
$300 million
CEF
–
Electric
Vehicles (EV), and $100 million CEF –
Energy Storage (ES)
*See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).

th

PSEG Q4 Results Summary
Quarter ended December 31
$ millions (except EPS)
2019
2018
Net Income
$      437
$     199
Reconciling Items
(107)
85
Operating Earnings (non-GAAP)*
$      330
$     284
EPS from Net Income
$     0.86
$    0.39
EPS from Operating Earnings (non-GAAP)*
$     0.64
$    0.56
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSEG Full Year Results
Twelve Months ended December 31
$ millions (except EPS)
2019
2018
Net Income
$   1,693
$   1,438
Reconciling Items
(27)
144
Operating Earnings (non-GAAP)*
$   1,666
$   1,582
EPS from Net Income
$     3.33
$     2.83
EPS from Operating Earnings (non-GAAP)*
$     3.28
$     3.12
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSEG -
Regulatory and Policy Objectives
PSEG’s Priorities Aligned with New Jersey’s Clean Energy Agenda
NJBPU approved agreement to extend CEF-EE procedural schedule to the end of September 2020 to complete its review; investment in existing programs extended in the interim by $111 million
BPU staff proposed schedules for the consideration of  CEF–EC (AMI), EV and ES: Procedural schedules have been proposed for $1 billion of investments
NJBPU finalized the Energy Master Plan in January 2020
PSEG continuing due diligence and negotiations toward a Joint Venture agreement to potentially acquire a 25% equity interest in Ørsted’s 1,100 MW Ocean Wind project
PSEG Powering Progress
In
line
with
PSEG
Power’s
goal
to
reduce
CO
2
emissions
80%
by
2046
from
2005
levels,
Keystone/
Conemaugh sale creates path to complete exit of coal units from PSEG Power fleet by mid-2021
One of the lowest carbon emissions intensity rates of the nation’s largest power producers, according to the report, “Benchmarking Air Emissions of the 100 Largest Electric Power Producers in the United
States,” released by M.J. Bradley & Associates
PSE&G Gas System Modernization Programs reduced annual methane emissions by approximately
40,000
metric
tons
of
CO
2
equivalent
during
2019
PSEG
named
to
Dow
Jones
Sustainability
Index
–
North
America
for
the
12
th
consecutive
year
FERC/PJM/Wholesale Market Reforms Pending
PJM
compliance
filing
to
FERC
Capacity
Order
expected
March
18
th
Fast start pricing proceeding currently held in abeyance by FERC to allow PJM to address dispatch and pricing misalignment concerns via its stakeholder process

Ongoing investment in PSE&G Transmission and Distribution infrastructure drives PSEG earnings growth; midpoint of guidance +4% over 2019
Non-GAAP Operating Earnings* Contribution by Subsidiary
2019 Actual and 2020E Guidance
*See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).
**Based
on
the
mid-point
of
2020
non-GAAP
Operating
Earnings
guidance
of
$3.30
-
$3.50
per
share.
E
=
Estimate.
2019
2020E**
PSE&G
PSEG Power
PSEG Enterprise/Other
$3.28
$3.30 -
$3.50E
PSE&G
expected to
approach
80% of 2020
Operating
Earnings
Guidance
PSEG –
Introducing 2020 Guidance

$1.56
$1.64
$1.72
$1.80
$1.88
$1.96
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
2015
2016
2017
2018
2019
2020E
PSEG
Indicative
Annual
Dividend
–
Increased
$0.08
to
$1.96
per
share
Payout Ratio
54%
57%
59%
58%
57%
58%**
Building on a 113-year history of returning cash to our shareholders and maintaining financial flexibility
PSEG Annual Dividend Rate
5 year rate of compound annual growth: 4.7%
10
*
  *Indicative annual 2020 PSEG common dividend rate per share.  E=Estimate.
**2020E Payout Ratio reflects the indicative annual dividend rate divided by the mid-point of 2020 non-GAAP operating earnings guidance of $3.30 - $3.50 per share.
   Note: All future decisions regarding dividends on the common stock are subject to approval by the Board of Directors.

PSEG 2019 Q4 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG –
Q4 Results by Subsidiary
Net Income / (Loss)
2019
2018
Change
PSE&G
$  0.54
$  0.47
$  0.07
PSEG Power
$  0.32
$ (0.07)
$  0.39
PSEG Enterprise/Other
$        -.
$ (0.01)
$  0.01
Total PSEG
$  0.86
$  0.39
$  0.47
Non-GAAP Operating Earnings*
2019
2018
Change
PSE&G
$  0.54
$  0.47
$  0.07
PSEG Power
$  0.10
$  0.11
$ (0.01)
PSEG Enterprise/Other
$       -.
$ (0.02)
$  0.02
Total PSEG*
$  0.64
$  0.56
$  0.08
*See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG Enterprise/Other.
PSEG Q4 EPS Summary –
Quarter ended December 31

$0.39
$0.56
$0.64
$0.86
0.07
(0.01)
0.02
$0.00
$0.15
$0.30
$0.45
$0.60
$0.75
$0.90
Q4 2018
Net Income
Q4 2018
Operating
Earnings
(non-GAAP)*
PSE&G
PSEG Power
PSEG
Enterprise/
Other
Q4 2019
Operating
Earnings
(non-GAAP)*
Q4 2019
Net Income
PSEG EPS Reconciliation –
Q4 2019 versus Q4 2018
ZECs  0.06
Capacity  (0.11)
Re-contracting,
Lower Cost to Serve
0.02
Volume  (0.02)
O&M  0.03
Taxes & Other  0.01
Transmission
0.04
Gas Margin  0.02
Distribution O&M
0.02
Distribution
Depreciation & Interest
(0.02)
Distribution
Non-Operating
Pension/OPEB
0.03
Distribution
Taxes & Other  (0.02)
Lower
Taxes
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSEG –
Full Year Results by Subsidiary
Net Income/(Loss)
2019
2018
Change
PSE&G
$  2.46
$  2.10
$  0.36
PSEG Power
$  0.93
$  0.72
$  0.21
PSEG Enterprise/Other
$ (0.06)
$  0.01
$ (0.07)
Total PSEG
$  3.33
$  2.83
$  0.50
Non-GAAP Operating Earnings*
2019
2018
Change
PSE&G
$  2.46
$  2.10
$  0.36
PSEG Power
$  0.81
$  0.99
$ (0.18)
PSEG Enterprise/Other
$  0.01
$  0.03
$ (0.02)
Total PSEG*
$  3.28
$  3.12
$  0.16
*See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG Enterprise/Other.
PSEG Full Year EPS Summary –
Twelve Months ended December 31

$2.83
$3.12
$3.28
$3.33
0.36
(0.18)
(0.02)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
FY 2018
Net Income
FY 2018
Operating
Earnings
(non-GAAP)*
PSE&G
PSEG Power
PSEG
Enterprise/
Other
FY 2019
Operating
Earnings
(non-GAAP)*
FY 2019
Net Income
PSEG EPS Reconciliation –
FY 2019 versus FY 2018
ZECs  0.18
Capacity  (0.17)
Re-contracting,
Lower Cost to
Serve  (0.09)
Volume  (0.01)
Gas Operations
(0.04)
O&M  0.04
Depreciation  (0.04)
Interest Expense
(0.05)
Transmission
0.17
Gas Margin  0.16
Electric Margin  0.04
Weather  (0.02)
Distribution O&M  0.03
Distribution
Depreciation & Interest
(0.08)
Distribution
Non-Operating
Pension/OPEB
0.08
Distribution
Taxes & Other  (0.02)
Interest Expense
partially offset by
Lower Taxes
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSE&G 2019 Q4 Review

$0.47
$0.54
0.06
0.01
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Q4 2018
Net
Income
Q4 2019
Net
Income
PSE&G EPS Reconciliation –
Q4 2019
versus Q4 2018
Transmission
0.04
Gas Margin  0.02
Distribution O&M
0.02
Distribution
Depreciation & Interest
(0.02)
Distribution
Non-Operating
Pension/OPEB  0.03
Distribution
Taxes & Other
(0.02)

178
650
836
288
628
786
240
511
824
0
200
400
600
800
1,000
October
November
December
2019
2018
normal
Q4
2019
vs.
Q4
2018
vs.
Normal
Monthly
Heating
Degree
Days
(HDD)
Q4 2019 winter weather, as defined by
heating degree days, was ~2% warmer
than Q4 2018 and ~6% colder than normal
4,600
4,770
4,662
2,000
3,000
4,000
5,000
2019
2018
normal
Winter
Weather
Summary
(HDD)
FY
2019
vs.
FY
2018
vs.
Normal
16,583
20,073
17,721
5,000
10,000
15,000
20,000
2019
2018
normal
Summer Weather Summary (THI)
FY
2019
vs.
FY
2018
vs.
Normal
FY 2019 winter weather was ~2% warmer
than 2018 and
~1% colder than normal
FY 2019 summer weather was ~12% cooler
than 2018 and ~7% warmer than normal

PSE&G – Q4 & Full Year Weather Summary

0
500
1,000
1,500
2,000
2,500
3,000
3,500
2020E
2021E
2022E
2023E
2024E
Transmission
Electric Distribution
Gas Distribution
Clean Energy
PSE&G’s capital program of $11.5 billion to $15 billion focused on reliability, resiliency, grid modernization and clean energy investments
CEF:  EE,
EC,
EV & ES
PSE&G Capital Spending
2020E –
2024E
Includes
AFUDC
Debt.
Green
hashed
portion
of
the
chart
represents
CEF
filings
to
reflect
a
one
year
delay
in
discussions;
no
change
to
total
filing
position.
Purple
hashed
portion
of
the
chart
represents
the
identified
IIP
Extension
programs
(GSMP
III
and
ES
III)
E
=
Estimate.
~90% of investment
receiving contemporaneous
or near-contemporaneous
regulatory treatment
19
Identified
Infrastructure
Investment Program
(IIP)
Extensions
(ES
III & GSMP III)

0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
2019
2020E
2021E
2022E
2023E
2024E
Transmission
Electric Distribution
Gas Distribution
Clean Energy
8.0% -
Green hashed portion of the chart represents revised CEF filings to reflect a one year delay in discussions; no change to total filing position.
Purple hashed portion of the chart represents the identified IIP Extension programs (GSMP III and ES III)
E = Estimate.
Chart
excludes
CWIP.
Year-end
2019
CWIP
balance
was
$1.6
B.
CEF
PSE&G Year-End Rate Base
2019
–
2024E
Investment program provides opportunity for ~ 6.5% to 8%
compound annual growth in rate base
6.5% -
Identified IIP
Extensions

PSE&G –
Q4 Highlights
FERC formula rates placed into effect January 1; completed return of additional tax reform benefits to customers in 2019
Agreement reached to extend CEF-EE procedural schedule to September 2020
NJBPU proposed procedural schedules for CEF-EC/AMI, CEF-EV and CEF-ES
2019 Energy Master Plan finalized in January, broadly supporting NJ’s clean energy initiatives
Operations
PSE&G invested $2.7 billion in 2019 completing first phase of ES and GSMP and beginning second phase of both programs
PSE&G’s Q4 2019 earnings increased by $0.07 per share, or ~15%, over Q4 2018
PSE&G 2020 earnings guidance is $1,310 million to $1,370 million
Consolidated rate base grew by 6% to over $20 billion at year-end 2019
Financial
Completed replacement of approximately 230 miles of gas main and 16,000 services during 2019, annual methane emissions reduced by approximately 40,000 metric tons of
Weather-normalized electric and gas sales were each ~1% lower for the year
Residential customer growth continues to be just under 1% per year
PSE&G
named
most
reliable
electric
utility
in
the
Mid-Atlantic
region
by
PA
Consulting
for
18
year
in
a
row
21
Regulatory and Market
Environment
th
CO
2
equivalent

PSEG Power 2019 Q4 Review

PSEG Power EPS Reconciliation –
Q4 2019 versus Q4 2018
($0.07)
$0.11
$0.10
(0.05)
0.04
~
~
Q4 2018
Net Loss
Q4 2018
Operating Earnings
(non-GAAP)*
Q4 2019
Net
Income
Q4 2019
Operating Earnings
(non-GAAP)*
ZECs  0.06
Capacity  (0.11)
Re-contracting,
Lower Cost to Serve
0.02
Volume  (0.02)
O&M  0.03
Taxes & Other
0.01
*See Slide B
for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).
$0.35
$0.32

7,487
7,016
1,436
5,300
6,335
0
2,500
5,000
7,500
10,000
12,500
15,000
2018
2019
(6)
PSEG Power –
Q4 Generation Measures
Total Nuclear
Total Coal****
Natural Gas & Oil
*Excludes Solar, Kalaeloa and pumped storage.
**Excludes peaking and steam generation.
***Includes Oil Fuel Costs of $1 million in 2018 and 2019.
****PSEG
Power
completed
the
sale
of
its
ownership
interests
in
Keystone
and
Conemaugh
generation,
labeled
as
PA
Coal
in
the
Capacity
Factor
table,
in
September
2019.
PSEG Power –
Generation (GWh)*
14,223
13,345
PSEG Power –
Capacity Factors (%)*
Quarter ended
December 31
($ millions)
2018
2019
Gas***
$    125
$   135
Coal
34
-
Total Fossil
159
135
Nuclear
44
41
Total Fuel
Cost
$  203
$  176
Total
Generation
(GWh)*
14,223
13,345
$ / MWh
14.27
13.19
PSEG Power –
Fuel Costs*
Quarter ended
December 31
2018
2019
Combined
Cycle**
50.6%
54.8%
Coal
PA
79.9%
0.0%
CT
9.2%
0.0%
Nuclear
86.9%
81.9%

31,231
30,156
5,743
3,861
18,889
22,839
0
10,000
20,000
30,000
40,000
50,000
60,000
2018
2019
Twelve Months
ended December 31
2018
2019
Combined
Cycle**
52.0%
52.2%
Coal
PA
80.1%
75.4%
CT
9.9%
1.6%
Nuclear
91.4%
88.7%
PSEG Power –
Full Year Generation Measures
Total Nuclear
Total Coal****
Natural Gas & Oil
*Excludes Solar, Kalaeloa and pumped storage.
**Excludes peaking and steam generation.
***Includes Oil Fuel Costs of $29 million and $5 million in 2018 and 2019, respectively.
****PSEG Power completed the sale of its ownership interests in Keystone and Conemaugh generation, labeled as PA Coal in the Capacity Factor table, in September 2019.
PSEG Power –
Generation (GWh)*
55,863
56,856
PSEG Power –
Capacity Factors (%)*
Twelve Months
ended December 31
($ millions)
2018
2019
Gas***
$   450
$   531
Coal
140
78
Total Fossil
590
609
Nuclear
187
178
Total Fuel
Cost
$  777
$  787
Total
Generation
(GWh)*
55,863
56,856
$ / MWh
13.91
13.84
PSEG Power –
Fuel Costs*

PSEG Power –
Gross Margin Performance
ZEC revenues earned for full fourth quarter
A scheduled decline in capacity revenues from June 2019 through May 2020;
ISO-NE lower capacity prices were partially offset by addition of Bridgeport Harbor 5
Lower cost to serve partially offset re-contracting at lower market prices
Lower generation volumes related to sale of Keystone and Conemaugh
Regional Performance
Region
Q4 Gross
Margin ($M)
Q4 2019 Performance
PJM
$360
Lower capacity revenues, re-
contracting at lower market prices,
lower volumes from sale of Keystone
and Conemaugh and lower spark
spreads partially offset by ZEC
revenues and lower cost to serve
New
England
$41
Higher volume from new CCGT
generation partially offset by lower
market prices
New York
$13
Lower market prices partially offset
by higher demand
PSEG Power Gross Margin ($/MWh)
$38
$31
$31
$0
$10
$20
$30
$40
$50
2017
2018
2019
Quarter ended
December 31
$38
$33
$32
$0
$10
$20
$30
$40
$50
2017
2018
2019
Twelve months ended
December 31

Hedging Update
Contracted Energy*

2020
2021
2022
Nuclear
Volume TWh
31
31
31
%
Hedged
100%
80-85%
30-35%
Price $/MWh
$37
$36
$36
Combined Cycle
Volume TWh
19-21
19-21
19-21
%
Hedged
70-75%
0%
0%
Price $/MWh
$37
$ -
$ -
Total
Volume TWh
50-52
50-52
50-52
%
Hedged
85-90%
45-50%
20-25%
Price $/MWh
$37
$36
$36
*Hedge percentages and prices as of February 5, 2020 and reflect revenues of full requirement load deals based on contract price including renewable energy credits, ancillary and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.

PSEG Power –
Q4 Highlights
Q4 total output down ~6% primarily due to sale of Keystone and Conemaugh vs Q4 2018
Nuclear fleet achieved a capacity factor of 81.9% in Q4 and 88.7% for full-year 2019
CCGT fleet achieved ~55% capacity factor in Q4; new units operated at capacity factors > 65%
Nuclear fleet produced 7.0 TWh, down ~6% due to extended Hope Creek refueling outage; CCGT fleet produced 6.3 TWh of output
Operations
Regulatory and Market
Environment
Financial
New Jersey re-joined the Regional Greenhouse Gas Initiative effective January 1, 2020; Affected generating units must purchase one allowance for every ton of emitted
PJM Compliance Filing to FERC Order regarding PJM Reliability Pricing Model auction due March 18
BGS load for 2020 projected at ~8 TWh
2020 anticipated base load output hedged at an average price ~$1/MWh lower than 2019
PSEG Power’s total debt as a percentage of capitalization was 33% at December 31
PSEG Power’s 2020 guidance range for non-GAAP Operating Earnings is $345 million to $435 million;
non-GAAP Adjusted EBITDA guidance is $950 million to $1,050 million
28
CO
2
th

PSEG

PSEG 2020 Guidance -
By Subsidiary
$ millions (except EPS)
2020E
2019
PSE&G (Net Income)
$1,310 -
$1,370
$1,250
PSEG Power
$345 -
$435
$409
PSEG Enterprise/Other
($5)
$7
Operating Earnings (non-GAAP)*
$1,675 -
$1,775
$1,666
Operating EPS (non-GAAP)*
$3.30 -
$3.50
$3.28
Segment Operating Earnings Guidance and Prior Year Results
(non-GAAP, except as noted)*
$ millions
2020E
2019
PSEG Power
$950 -
$1,050
$1,035
PSEG Power Adjusted EBITDA (non-GAAP)*
*See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) for PSEG Power and PSEG Enterprise/Other.  E = Estimate.

Guidance ranges are modestly wider to allow for variability by business that is often offset in consolidated results

PSEG Financial Highlights
Business mix anticipates PSE&G contribution approaches 80% of Operating Earnings in 2020
PSEG’s 5-year capital spending forecast of $12 -
$16 billion, with over 90% directed at PSE&G,
expected to produce ~6.5% -
8% compound annual growth in rate base over 2020 -
2024
Hope Creek and Salem 1 and Salem 2 earn full year of ZECs in 2020
Increased 2020 indicative annual common dividend by $0.08 to $1.96 per share
Financial position remains strong:
PSEG continues to be a net beneficiary from tax reform
Cash from PSEG Power and increasing cash from operations at PSE&G fund
2020 -
2024 capital spending program and support opportunity for dividend growth without the need to issue equity
Debt as a percentage of capitalization was 52% at December 31
PSEG credit measures remain strong

Initiating 2020 non-GAAP Operating Earnings guidance of $3.30 - $3.50 per share, up ~4%
over 2019 mid-point of guidance

PSEG Liquidity as of December 31, 2019

Expiration
Total
Available
Company
Facility
Date
Facility
Usage
Liquidity
($ Millions)
PSE&G
5-year Credit Facility
Mar-23
$600
(A)
$379
$221
PSEG Money Pool
PSEG / PSEG Power
5-year Credit Facilities (PSEG)
Mar-23
$1,500
(B)
$796
$704
5-year Credit Facilities (PSEG Power)
Mar-23
$1,900
(C)
$40
$1,860
3-year LC Facilities (PSEG Power)
Sep-21
$200
$121
$79
Total Money Pool
$3,600
$957
$2,643
Total
$4,200
$1,336
$2,864
(A) PSE&G facility will be reduced by $4 million in March 2022.
$50
(B) PSEG facilities will be reduced by $9 million in March 2022.
PSE&G ST Investment
$0
(C) PSEG Power facilities will be reduced by $12 million in March 2022.
Total Liquidity Available
$2,914
PSEG Money Pool ST Investment

Reconciliation of Non-GAAP Operating Earnings
Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
A
2019
2018
2019
2018
Net Income
437
$
199
$
1,693
$
1,438
$
(Gain) Loss on Nuclear Decommissioning Trust (NDT)
Fund Related Activity, pre-tax
(PSEG Power)
(91)
172
(255)
144
(Gain) Loss on Mark-to-Market (MTM), pre-tax
(a)
(PSEG Power)
(90)
35
(285)
117
Plant Retirements and Dispositions, pre-tax (PSEG Power)
-
(54)
402
(51)
Lease Related Activity, pre-tax (PSEG Enterprise/Other)
-
(12)
58
8
Goodwill Impairment, pre-tax (PSEG Power)
16
-
16
-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
58
(56)
37
(74)
Operating Earnings (non-GAAP)
330
$
284
$
1,666
$
1,582
PSEG Fully Diluted Average Shares Outstanding (in millions)
507
508
507
507
Net Income
0.86
$
0.39
$
3.33
$
2.83
$
(Gain) Loss on NDT Fund Related Activity, pre-tax
(PSEG Power)
(0.18)
0.33
(0.50)
0.28
(Gain) Loss on MTM, pre-tax
(a)
(PSEG Power)
(0.18)
0.07
(0.56)
0.23
Plant Retirements and Dispositions, pre-tax (PSEG Power)
-
(0.11)
0.79
(0.10)
Lease Related Activity, pre-tax (PSEG Enterprise/Other)
-
(0.01)
0.11
0.02
Goodwill Impairment, pre-tax (PSEG Power)
0.03
-
0.03
-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
0.11
(0.11)
0.08
(0.14)
Operating Earnings (non-GAAP)
0.64
$
0.56
$
3.28
$
3.12
$
December 31,
Year Ended
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Consolidated Operating Earnings (non-GAAP) Reconciliation
Three Months Ended
Reconciling Items
($ millions, Unaudited)
($ Per Share Impact -
Diluted, Unaudited)
(a)
Includes the financial impact from positions with forward delivery months.
(b)
Income tax effect calculated at the statutory rate except for lease related activity which is calculated at a combined leveraged lease effective tax rate and NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds.
$

Reconciliation of Non-GAAP Operating Earnings and
Non-GAAP Adjusted EBITDA
Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income/(Loss).
(a)
Income tax effect calculated at a combined leveraged lease effective tax rate.
(a)
Includes the financial impact from positions with forward delivery months.
(b)
Income tax effect calculated at the statutory rate except for NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds.
(c)
Excludes amounts related to Operating Earnings (non-GAAP) reconciling items.
(d)
Net of capitalized interest.
B
2019
2018
2019
2018
Net Income (Loss)
159
$
(35)
$
468
$
365
$
(Gain) Loss on NDT Fund Related Activity, pre-tax
(91)
172
(255)
144
(Gain) Loss on MTM, pre-tax
(a)
(90)
35
(285)
117
Plant Retirements and Dispositions, pre-tax
-
(54)
402
(51)
Goodwill Impairment, pre-tax
16
-
16
-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
58
(61)
63
(73)
Operating Earnings (non-GAAP)
52
$
57
$
409
$
502
$
Depreciation and Amortization, pre-tax
(c)
94
93
372
346
Interest Expense, pre-tax
(c) (d)
34
26
114
72
Income Taxes
(c)
18
-
140
139
Adjusted EBITDA (non-GAAP)
198
$
176
$
1,035
$
1,059
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
507
508
507
507
PSEG Power Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) Reconciliation
Three Months Ended
Year Ended
December 31,
Reconciling Items
December 31,
($ millions, Unaudited)
2019
2018
2019
2018
Net Income (Loss)
2
$
(5)
$
(25)
$
6
$
Lease Related Activity, pre-tax
-
(12)
58
8
Income Taxes related to Lease related activity
(a)
-
5
(26)
(1)
Operating Earnings (non-GAAP)
2
$
(12)
$
7
$
13
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
507
508
507
507
December 31,
December 31,
($ millions, Unaudited)
PSEG Enterprise/Other Operating Earnings (non-GAAP) Reconciliation
Reconciling Items
Three Months Ended
Year Ended